As filed with the Securities and Exchange Commission on October 16, 2019
Securities Act Registration No. 033-24962
Investment Company Act Registration No. 811-05186
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 174 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 176 (X)
Check appropriate box or boxes
ADVANCED SERIES TRUST
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
X immediately upon filing pursuant to paragraph (b)
__ on (date) pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (date) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note
This Post-Effective Amendment No. 174 to the Registrant’s Registration Statement under the Securities Act of 1933 and Amendment No. 176 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (the Amendment) relates solely to the AST Dimensional Global Core Allocation Portfolio.
The Amendment is not intended to amend the current prospectuses and statements of additional information for the other series of the Registrant, dated April 29, 2019 and August 19, 2019, and as supplemented to date.

ADVANCED SERIES TRUST
PROSPECTUS • November 18, 2019
The Advanced Series Trust (the Trust and each series thereof, a Portfolio) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The Portfolio offered in this Prospectus is set forth on this cover (the Portfolio).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
                                     AST Dimensional Global Core Allocation Portfolio

1	SUMMARY: AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO
7	ABOUT THE TRUST
8	MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
10	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
17	PRINCIPAL RISKS
26	HOW THE TRUST IS MANAGED
30	HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
35	OTHER INFORMATION
36	FINANCIAL HIGHLIGHTS

SUMMARY: AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to achieve long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.68%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses(2)	0.06%
+ Acquired Fund Fees and Expenses	0.25%
= Total Annual Portfolio Operating Expenses	1.24%
-Fee Waiver and/or Expense Reimbursement	(0.36)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.88%
(1) The Portfolio will commence operations on or about November 18, 2019.
(2) Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2020.
(3) The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser until June 30, 2021. The decision to renew, modify or discontinue the arrangement after June 30, 2021 will be subject to review and approval by the Board. The Manager has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.88% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST Dimensional Global Core Allocation	$90	$358
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund-of-funds.” This means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Portfolio’s asset allocation strategy, with a portion of the Portfolio also invested pursuant to the liquidity strategy described below. The mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios” and the risks discussed in the prospectus may also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Portfolio will invest in a mix of Underlying Portfolios managed by the subadviser and/or an affiliate of the subadviser in different combinations and weightings. Under normal circumstances, the Portfolio, either directly or indirectly through its investments in the Underlying Portfolios, intends to invest primarily in US and non-US securities that are tied economically to a number of countries throughout the world. Underlying Portfolios will be managed solely in accordance with their respective prospectuses, as may be amended from time to time.
Under normal circumstances, the Underlying Portfolios of the Portfolio in the aggregate will invest approximately 85% of their assets in equity and equity-related securities, and approximately 15% of their assets in fixed income and fixed income-related securities including the liquidity strategy described below. This mix may vary depending on market conditions; the portion invested in equity and equity-related securities may range between 80-90% and the portion invested in fixed income and fixed income-related securities may range between 10-20%.
Although the Portfolio does not seek to generate income, with respect to its equity and equity-related investments, the Portfolio will generate income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income and fixed income-related investments, the Underlying Portfolios in which the Portfolio invests may hold debt securities with a wide range of quality and maturities. The Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations, or unrated but determined by the subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “high yield bonds” or “junk bonds.”
The Underlying Portfolios may hold securities issued and guaranteed by the US government and securities issued by federal agencies and instrumentalities. Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.
The asset allocation strategy will be determined by the subadviser. The subadviser will seek to create combinations of Underlying Portfolios with a goal of achieving the Portfolio’s investment objective of providing long-term capital appreciation. The subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Portfolio, or by adding or removing Underlying Portfolios. The subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short term market movements.
The Portfolio also includes a liquidity strategy that will be implemented once the Portfolio reaches certain asset levels. Once implemented, the subadviser will allocate up to 10% of the Portfolio’s net assets to the liquidity strategy depending on asset levels. The liquidity strategy is expected to be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may deviate from the allocation range indicated, including being as low as 0%, due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
The Portfolio is non-diversified, which means it can invest a greater percentage of its assets in the securities of fewer issuers.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
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Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
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US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Dimensional Fund Advisors LP	Jed S. Fogdall	Head of Global Portfolio Management and Senior Portfolio Manager and Vice President	November 2019
		Allen Pu, CFA, PhD	Deputy Head of Portfolio Management, North America and Senior Portfolio Manager and Vice President	November 2019
		Mary T. Phillips, CFA	Deputy Head of Portfolio Management, North America and Senior Portfolio Manager and Vice President	November 2019
		David A. Plecha, CFA	Global Head of Fixed Income and Senior Portfolio Manager and Vice President	November 2019
		Joseph Kolerich	Senior Portfolio Manager and Vice President	November 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE TRUST
About the TRUST and THE Portfolio
This Prospectus provides information about the Trust and the Portfolio. The Portfolio is a non-diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).
PGIM Investments LLC (PGIM Investments or the Manager), a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as the sole investment manager for the Portfolio. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. The Manager has retained Dimensional Fund Advisors LP (the Subadviser) to manage the day-to-day investment of the assets of the Portfolio in a multi-manager structure. More information about the Manager, the Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in the Portfolio. Shares of the Portfolio are sold only to separate accounts of Prudential Insurance Company of America and Prudential Annuities Life Assurance Corporation (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts. Shares of the Portfolio may be sold directly to certain qualified retirement plans.
Additional information about the Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (the SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
Introduction
We describe the Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled “More Detailed Information About Other Investments and Strategies Used by the Portfolio.”
Although we make every effort to achieve the Portfolio's objective, we can't guarantee success and it is possible that you could lose money. The Portfolio’s investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolio has investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments suggested by the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
AST DIMENSIONAL GLOBAL CORE ALLOCATION Portfolio
Investment Objective: to seek to achieve long-term capital appreciation.
Principal Investment Policies: The Portfolio is a “fund-of-funds.” This means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Portfolio’s asset allocation strategy, with a portion of the Portfolio also invested pursuant to the liquidity strategy described below. The mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios” and the risks discussed in the prospectus may also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Portfolio will invest in a mix of Underlying Portfolios managed by the Subadviser and/or an affiliate of the Subadviser in different combinations and weightings. Under normal circumstances, the Portfolio, either directly or indirectly through its investments in the Underlying Portfolios, intends to invest primarily in US and non-US securities that are tied economically to a number of countries throughout the world. Underlying Portfolios will be managed solely in accordance with their respective prospectuses, as may be amended from time to time.
Under normal circumstances, the Underlying Portfolios of the Portfolio in the aggregate will invest approximately 85% of their assets in equity and equity-related securities, and approximately 15% of their assets in fixed income and fixed income-related securities including the liquidity strategy described below. This mix may vary depending on market conditions; the portion invested in equity and equity-related securities may range between 80-90% and the portion invested in fixed income and fixed income-related securities may range between 10-20%.
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Although the Portfolio does not seek to generate income, with respect to its equity and equity-related investments, the Portfolio will generate income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income and fixed income-related investments, the Underlying Portfolios in which the Portfolio invests may hold debt securities with a wide range of quality and maturities. The Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations, or unrated but determined by the Subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “high yield bonds” or “junk bonds.”
The Underlying Portfolios may hold securities issued and guaranteed by the US government and securities issued by federal agencies and instrumentalities. Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.
The asset allocation strategy will be determined by the Subadviser. The Subadviser will seek to create combinations of Underlying Portfolios with a goal of achieving the Portfolio’s investment objective of providing long-term capital appreciation. The Subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Portfolio, or by adding or removing Underlying Portfolios. The Subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short term market movements. As of the date of this Prospectus, the Portfolio is expected to invest mainly in the Underlying Portfolios listed below:
Fund Name	Approximate Allocation	Investment Objective
U.S. Core Equity 1 Portfolio	30%	long-term capital appreciation
U.S. Core Equity 2 Portfolio	30%	long-term capital appreciation
International Core Equity Portfolio	20%	long-term capital appreciation
Emerging Markets Core Equity Portfolio	5%	long-term capital appreciation
DFA Selectively Hedged Global Fixed Income Portfolio	5%	maximize total return
DFA Global Core Plus Fixed Income Portfolio	10%	maximize total return
The Portfolio also includes a liquidity strategy that will be implemented once the Portfolio reaches certain asset levels. Once implemented, the Subadviser will allocate up to 10% of the Portfolio’s net assets to the liquidity strategy depending on asset levels. The liquidity strategy is expected to be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may deviate from the allocation range indicated, including being as low as 0%, due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
Additional Investments & Strategies
As indicated above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer
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form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
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Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the seller will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a
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Portfolio's (other than the Government Money Market Portfolio) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the Government Money Market Portfolio were to exceed the 5% limit, the subadviser would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated short-term bond funds and/or money market funds. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, or for defensive purposes. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership
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interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
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Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
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Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio's assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets when markets are unstable. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
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PRINCIPAL RISKS
An investment or type of security specifically identified in this prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
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A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially
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important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the
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performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
■	Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer
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weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, or investments. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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■	Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s Subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s Subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s Subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds,
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particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Liquidity Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value.
Liquidity Allocation Risk. A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological
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issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using an investment model it is subject to the risk that the investment model may not perform as expected. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may
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default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment manager and the Subadviser, and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PGIM Investments 655 Broad Street, Newark, New Jersey, 07102, serves as the investment manager (the Manager) of the Portfolio. PGIM Investments and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, serve as co-investment managers for each of the other portfolios of the Trust not covered by this Prospectus, except for the following portfolios, for which PGIM Investments serves as the sole investment manager:
■	AST AB Global Bond Portfolio
■	AST American Funds Growth Allocation Portfolio
■	AST AQR Emerging Markets Equity Portfolio
■	AST BlackRock 60/40 Target Allocation ETF Portfolio
■	AST BlackRock 80/20 Target Allocation ETF Portfolio
■	AST BlackRock Corporate Bond Portfolio
■	AST Bond Portfolio 2026
■	AST Bond Portfolio 2027
■	AST Bond Portfolio 2028
■	AST Bond Portfolio 2029
■	AST Bond Portfolio 2030
■	AST FQ Absolute Return Currency Portfolio
■	AST Franklin Templeton K2 Global Absolute Return Portfolio
■	AST Goldman Sachs Global Growth Allocation Portfolio
■	AST Goldman Sachs Global Income Portfolio
■	AST Legg Mason Diversified Growth Portfolio
■	AST Managed Alternatives Portfolio
■	AST Neuberger Berman Long/Short Portfolio
■	AST PIMCO Corporate Bond Portfolio
■	AST PIMCO Dynamic Bond Portfolio (formerly, AST Goldman Sachs Strategic Income Portfolio)
■	AST Prudential Corporate Bond Portfolio
■	AST Prudential Flexible Multi-Strategy Portfolio
■	AST QMA International Core Equity Portfolio
■	AST T. Rowe Price Corporate Bond Portfolio
■	AST T. Rowe Price Diversified Real Growth Portfolio
■	AST Wellington Management Global Bond Portfolio
■	AST Western Asset Corporate Bond Portfolio
PGIM Investments has been in the business of providing advisory services since 1996. The Manager has registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to the AST AQR Emerging Markets Equity Portfolio, the AST Franklin Templeton K2 Global Absolute Return Portfolio, the AST FQ Absolute Return Currency Portfolio, the AST Goldman Sachs Global Growth Allocation Portfolio and the AST Managed Alternatives Portfolio. ASTIS has been in the business of providing advisory services since 1992.
The Trust's Investment Management Agreement with the Manager on behalf of the Portfolio (the Management Agreement) provides that the Manager will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
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The Manager has engaged the Subadviser to conduct the day-to-day investment programs of the Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadviser and reporting on such activities to the Board. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. The exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadviser by the Manager and the Board. The Manager also participates in the day-to-day management of the Portfolio, as noted in the Summary section for the Portfolio earlier in this Prospectus.
Once available, a discussion regarding the basis for the Board's initial approval of the Management Agreement and subadvisory agreement will be available in the Trust's annual report for the period ending December 30, 2019.
On September 16, 2019, PGIM Investments and ASTIS, the investment managers for the Portfolios, reached a settlement with the SEC relating to certain former securities lending and foreign tax reclaim practices. PGIM Investments and ASTIS self-reported the practices to the SEC, revised its procedures, and made restitution payments to the Portfolios. As part of the settlement, PGIM Investments and ASTIS agreed to pay to the SEC disgorgement of fees and a civil penalty. PGIM Investments, ASTIS and the Portfolios have enhanced their securities lending and foreign tax reclaim policies and procedures to address the SEC’s findings. The settlement does not affect PGIM Investments’ or ASTIS’s ability to manage the Portfolios.
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Investment Subadviser
The Portfolio’s Subadviser provides the day-to-day investment management of the Portfolio. PGIM Investments also participates in the day-to-day management of the Portfolio, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays the Subadviser a subadvisory fee out of the fee that the Manager receives from the Portfolio. The Subadviser for the Portfolio of the Trust is described below:
Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of August 31, 2019, assets under management for all Dimensional affiliated advisors totaled approximately $567 billion.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolio is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolio.
AST Dimensional Global Core Allocation Portfolio
The Dimensional portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jed S. Fogdall, Allen Pu, CFA, PhD, Mary T. Phillips, CFA, David A. Plecha, CFA and Joseph Kolerich.
Jed S. Fogdall is Head of Global Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and the Chairman of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined DFA as a portfolio manager in 2004.
Allen Pu, CFA, PhD, is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined DFA as a portfolio manager in 2006.
Mary T. Phillips, CFA, is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined DFA in 2012 and has been a portfolio manager since 2014.
David A. Plecha, CFA, is Global Head of Fixed Income, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989.
Joseph Kolerich is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined DFA as a portfolio manager in 2001.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
Purchasing and Redeeming PORTFOLIO Shares
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a participating Insurance Company separate account. The procedures do not affect payments by a participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the
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fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Certain of the Portfolios structured as a fund-of-funds (the Funds of Funds) invest primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
Certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized algorithmic asset transfer programs. Under these algorithmic asset transfer programs, the Participating Insurance
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Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time will cause Participating Insurance Companies to transfer some or all of such contract owner's account value to certain fixed income Portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in certain investments.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of certain Portfolios. Such asset transfers could adversely affect a Portfolio’s investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds. As such, asset transfers could also adversely affect a Portfolio’s risk profile or expenses.
The operation of the asset flows depend on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended, which could adversely affect performance.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are
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primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
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Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1Plan, the shares the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD may receive payments from the Subadviser or its affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the Subadviser with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the Subadviser in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, Subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the Subadviser and PAD, depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The Portfolio is expected to commence operations on or around the date of this Prospectus, thus no financial highlights data is provided.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of the annual and semi-annual report are available without charge by calling the above number. The SAI and the annual and semi-annual report are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

ASTSTATPROS5

Advanced Series Trust
STATEMENT OF ADDITIONAL INFORMATION • NOVEMBER 18, 2019
This Statement of Additional Information (SAI) of Advanced Series Trust (the Trust, and each series thereof, a Portfolio) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated November 18, 2019, which can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus. The Portfolio of the Trust which is discussed in this SAI is noted on this front cover (the Portfolio).
                                      AST Dimensional Global Core Allocation Portfolio

3	PART I
3	INTRODUCTION
4	Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
4	FUNDAMENTAL INVESTMENT RESTRICTIONS
5	INFORMATION ABOUT TRUSTEES AND OFFICERS
14	MANAGEMENT AND ADVISORY ARRANGEMENTS
19	PORTFOLIO MANAGERS: OTHER ACCOUNTS
19	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
20	OTHER SERVICE PROVIDERS
22	PORTFOLIO TRANSACTIONS & BROKERAGE
24	ADDITIONAL INFORMATION
25	PRINCIPAL SHAREHOLDERS
25	FINANCIAL STATEMENTS
26	PART II
26	INVESTMENT RISKS & CONSIDERATIONS
55	NET ASSET VALUES
56	TAXATION
57	DISCLOSURE OF PORTFOLIO HOLDINGS
59	PROXY VOTING
59	CODES OF ETHICS
59	APPENDIX I: DESCRIPTION OF BOND RATINGS
62	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about the Trust and the Portfolio covered by the SAI. Part I provides additional information about the Trust’s Board of Trustees, certain investments restrictions that apply to the Portfolio, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information and explanations about certain investments and investment strategies which may be used by the Portfolio, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A trustee or director of the Trust’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PGIM Investments or the Manager	PGIM Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund. The Portfolio offered by the Trust which is discussed in this SAI is set forth below:
■	AST Dimensional Global Core Allocation Portfolio
References to “a Portfolio” or the “the Portfolio” relate to the                                       AST Dimensional Global Core Allocation Portfolio unless the context requires otherwise.
The Trust offers one class of shares in the Portfolio. Shares of the Portfolio are sold only to separate accounts of Prudential Insurance Company of America and Prudential Annuities Life Assurance Corporation (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.)
In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
PGIM Investments LLC (PGIM Investments or the Manager or the Investment Manager), a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as overall investment manager of the Portfolio. As discussed in the Prospectus, the Portfolio may invest in money market instruments and comparable securities. The investment objective of the Portfolio is discussed in the Prospectus.
The Portfolio, which operates as a fund-of-funds, as identified in the Prospectus, may engage in all of the investments and investment strategies discussed in Part II of this SAI, either by the Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or the Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolio, including contracts with the Manager or other parties who provide services to the Portfolio.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolio. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
The investment restrictions set forth below are “fundamental” policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of the Portfolio.
FUNDAMENTAL INVESTMENT RESTRICTIONS:
Under its fundamental investment restrictions, the Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.
5. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. Purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
If a restriction on the Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio’s investments in loan participations and assignments.
With respect to investment restriction (6), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 106	Chief Financial Officer of Grace Church (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 - 2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000 - 2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 106	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 106	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia-Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 106	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 106	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 106	Director of ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 106	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O'Brien 12/5/1950 No. of Portfolios Overseen: 106	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 Number of Portfolios Overseen: 106	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009
(1) The year that each Trustee joined the Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Jessica M. Bibliowicz, 2014, Kay Ryan Booth, 2013; Stephen M. Chipman, 2018; Timothy S. Cronin, 2009; Robert F. Gunia, 2003; Thomas T. Mooney, 2003; Thomas M. O'Brien, 1992.

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas 10/23/1974 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc., ;Vice President and Deputy Chief Compliance Officer (June 2017- July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General's Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997)	Since June 2017
(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.
(1) The year in which each individual became an Officer is as follows: Ken Allen, 2019; Raymond A. O’Hara, 2012; Andrew R. French, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Kathleen DeNicholas, 2013; Melissa Gonzalez, 2019; Dino Capasso, 2018; Charles H. Smith, 2017; Christian J. Kelly, 2019; Lana Lomuti, 2014; Russ Shupak, 2019; Deborah Conway, 2019; Elyse M. McLaughlin, 2019; Alina Srodecka, CPA, 2017.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.
Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Trust, the Investment Manager pays all compensation of Trustees, officers and employees of the Trust, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser. The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Independent Trustees may defer receipt of their compensation pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees' compensation daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by PGIM Investments chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' compensation, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Trust for the Trust’s most recently completed fiscal year to the Independent Trustees for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* for Most Recent Calendar Year
Susan Davenport Austin	$345,320	None	None	$400,000 (3/105)**
Sherry S. Barrat	$323,340	None	None	$375,000 (3/105)**
Jessica M. Bibliowicz	$323,340	None	None	$375,000 (3/105)**
Kay Ryan Booth	$323,340	None	None	$375,000 (3/105)**
Stephen M. Chipman***	$279,400	None	None	$323,113 (3/105)**
Robert F. Gunia***	$345,320	None	None	$400,000 (3/105)**
Thomas T. Mooney***	$433,220	None	None	$500,000 (3/105)**
Thomas M. O'Brien***	$345,320	None	None	$400,000 (3/105)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence during 2018.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and/or ASTIS.
** Number of funds and portfolios represents those in existence as of December 31, 2018 and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which were approved as of December 31, 2018, but which may not have commenced operations as of December 31, 2018. No compensation is paid to Trustees with respect to funds/portfolios that have not yet commenced operations.
*** Under the Trust’s deferred fee arrangement, Trustees may elect to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2018, including investment results during the year on cumulative deferred fees, amounted to $2,022, $(18,778), $(85,401) and $(217,280) for Messrs. Chipman, Gunia, Mooney, and O'Brien, respectively.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Thomas M. O’Brien (Chair)
Susan Davenport Austin
Stephen M. Chipman
Robert F. Gunia
Thomas T. Mooney (ex-officio)

Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Jessica M. Bibliowicz
Kay Ryan Booth
Sherry S. Barrat
Thomas M. O’Brien
Thomas T. Mooney (ex-officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Stephen M. Chipman
Thomas T. Mooney (ex-officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PGIM Investments and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of nine members, eight of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Susan Davenport Austin. Ms. Austin currently serves as Chief Financial Officer of Grace Church. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.
Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.
Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Manager and other service providers to the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Trust, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
4	3	4	3
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	Over $100,000
Jessica M. Bibliowicz	None	Over $100,000

Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Kay Ryan Booth	None	Over $100,000
Stephen M. Chipman	None	Over $100,000
Timothy S. Cronin	None	Over $100,000
Robert F. Gunia	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O'Brien	None	Over $100,000
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments and/or ASTIS. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2018.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PGIM Investments, 655 Broad Street, Newark, New Jersey 07102-0477, serves as the investment manager of the Portfolio covered by this SAI.
As of June 30, 2019, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $292.7 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial. PGIM Investments has been in the business of providing investment advisory services since 1996.
Services Provided by the Manager. Pursuant to a Management Agreement with the Trust (the Management Agreement), the Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Manager is specifically responsible for supervising and managing the Portfolios and the subadvisers. In this capacity, the Manager reviews the performance of the Portfolios and the subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new Portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist it in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolios and the subadvisers. The Manager utilizes this data in directly supervising the Portfolios and the subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.
In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.
The primary administrative services furnished by the Manager are more specifically detailed below:
■	furnishing of office facilities;
■	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;
■	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■	providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■	monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
■	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;
■	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
■	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bear certain expenses, including, but not limited to:
■	the salaries and expenses of all of their and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■	the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Manager and such investment subadvisers; and
■	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.
Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:
■	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;
■	the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■	the charges and expenses of the Trust's legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Trust to governmental agencies;
■	the fees of any trade associations of which the Trust may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit the Manager to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case of an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.
2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Manager have the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. The Manager will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Manager will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Manager will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.

8. The Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per Portfolio basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Manager will provide the Board with information showing the expected impact on the profitability of the Manager.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Manager or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Manager, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Manager or any entity, other than a wholly-owned subadviser, that controls, is controlled by, or is under common control with the Manager, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new Subadvisory Agreement or any amendment to a Portfolio’s existing Investment Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.
Potential Conflicts. Under the manager-of-managers structure, the Manager recommends the hiring and firing of subadvisers, determine the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and report to the Board regarding subadviser performance. The Manager also directly manages the assets for certain Portfolio sleeves or segments.
The Manager may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Manager or its affiliates or because of other relationships between the subadviser or its affiliates and the Manager or its affiliates; (iii) an incentive to recommend that the Manager provide direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Manager or its affiliates.
To mitigate potential conflicts presented by these issues, the Manager utilizes the services of SIRG, a unit of PGIM Investments, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Manager and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified subadvisers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated subadvisers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the Manager makes a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.
To the extent a subadviser’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the Manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.

Management Fees. The tables below set forth the applicable contractual management fee rate for the Portfolio and the management fees paid by the Manager for the Portfolio for the indicated fiscal years.
Management Fee Rate (effective November 18, 2019 and thereafter)
Portfolio	Contractual Fee Rate
AST Dimensional Global Core Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

Management Fees Paid by the Portfolio
Portfolio	2018	2017	2016
AST Dimensional Global Core Allocation Portfolio	N/A	N/A	N/A
FEE WAIVERS/SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolio. Fee waivers and subsidies will increase the Portfolio's return.
PGIM Investments has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. Unless otherwise noted, the expense limitation may be discontinued or otherwise modified at any time.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Dimensional Global Core Allocation Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the Underlying Funds managed by the Subadviser and/or an affiliate of the Subadviser until June 30, 2021. The decision to renew, modify or discontinue the arrangement after June 30, 2021 will be subject to review and approval by the Board. The Manager has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in Underlying Funds of the Trust and Underlying Funds managed or subadvised by the Subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 0.88% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.
SUBADVISER. The Manager has entered into a subadvisory agreement with the subadviser named in the table appearing below. The subadvisory agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the subadviser is obligated to keep certain books and records of the Trust. Under the subadvisory agreement, the subadviser, subject to the supervision of the Manager, is responsible for managing the assets of the Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadviser determines what securities and other instruments are purchased and sold for the Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services pursuant to the Management Agreement and supervise the subadviser’s performance of such services.
Pursuant to the subadvisory agreement, the Manager pays the subadviser a fee. The tables below set forth the current fee rates and fees paid by the Manager to the subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Manager employs the subadviser under a “manager of managers” structure that allows the Manager to replace the subadviser or amend a subadvisory agreement without seeking shareholder approval. The Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of the Portfolio. The Manager monitors the subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether the subadviser's agreement should be renewed, terminated or modified. It is possible that the Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Manager is also responsible for allocating assets among the subadvisers if the Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Manager can change the allocations without Board or shareholder approval. The Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadviser and Fee Rate
Portfolio	Subadviser	Fee Rate
AST Dimensional Global Core Allocation Portfolio	Dimensional Fund Advisors LP (Dimensional)	0.22% of average daily net assets*
* The subadvisory fee rate applies to the entire Portfolio, including the Liquidity Strategy. Dimensional has contractually agreed to waive its subadvisory fee to the extent of management fees earned from the Portfolio investing in Underlying Funds managed by Dimensional and its affiliates. This subadvisory fee waiver will not exceed 0.22% of average daily net assets. The Manager has contractually agreed to waive its management fee by the amount of the subadvisory fee waiver.
Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2018	2017	2016
AST Dimensional Global Core Allocation Portfolio	Dimensional	N/A	N/A	N/A
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following table sets forth information about the Portfolio and accounts other than the Portfolio for which the Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for day-to-day portfolio management as of the Trust's most recently completed fiscal year, unless otherwise noted. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of the Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year, unless otherwise noted.
PORTFOLIO MANAGERS: OTHER ACCOUNTS
AST Dimensional Global Core Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Dimensional Fund Advisors LP	Jed S. Fogdall	108/$$388,114,948,770	24/$17,271,819,250 1/$155,445,614	81/$27,097,550,655	None
	Allen Pu, CFA, PhD	38/$99,418,597,742	12/$9,147,957,150	0/$0	None
	Mary T. Phillips, CFA	72/$194,280,054,120	2/$$2,057,368,608	0/$0	None
	David A. Plecha, CFA	57/$114,086,155,480	4/$2,775,334,392	9/$2,659,395,875	None
	Joseph Kolerich	57/$114,086,155,480	4/$2,775,334,392	9/$2,659,395,875	None
* Information as of August 31, 2019.
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
Dimensional Fund Advisors LP
COMPENSATION. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolio or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
■	Base salary - Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

■	Semi-Annual Bonus - Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by Dimensional’s Board of Directors or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in Dimensional’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).
An Account may have a similar investment objective to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund. Actual or apparent conflicts of interest include:
■	Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolio.
■	Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.
■	Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.
■	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
■	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which he or she have portfolio management responsibilities. Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp., 225 Liberty Street, New York, New York 10286, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, served as the Trust's independent registered public accounting firm for the five fiscal years ended December 31, 2018, and in that capacity will audit the annual financial statements for the Trust for the next fiscal year.
SECURITIES LENDING AGENT. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), serves as the securities lending agent for the Trust, and in that role administers the Portfolio’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust on behalf of the Portfolio and GSAL.
As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from the Portfolio’s portfolio. GSAL is responsible for the administration and management of the Portfolio’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Portfolio’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Portfolio’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by the Portfolio for lending securities.
Because the Portfolio is new, it has not paid GSAL any amount as securities lending agent for the Portfolio, and GSAL has not provided any securities lending service to the Portfolio.
DISTRIBUTOR. The Trust has distribution arrangements with PAD, pursuant to which PAD serves as the distributor for the shares of the Portfolio. PAD is an affiliate of the Manager.
The Trust’s distribution agreement with respect to the Trust and the Portfolio (Distribution Agreement) has been approved by the Board, including a majority of the Independent Trustees, with respect to the Portfolio. The Distribution Agreement will remain in effect from year to year provided that the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to the agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Services and Distribution Plan (the 12b-1Plan) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by a vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.
The Trust has adopted the 12b-1Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the 12b-1Plan, the Portfolio is authorized to pay PAD an annual shareholder services and distribution fee of 0.25% of the Portfolio’s average daily net assets.
The shareholder services and distribution fee paid by the Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolio, and related functions and services. In addition, pursuant to the 12b-1Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Portfolio. These activities include, but are not limited to, the following:
■	printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the Contracts);
■	reconciling and balancing separate account investments in the Portfolio;
■	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;
■	confirming transactions;
■	providing Contract owner services related to investments in the Portfolio, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolio;
■	providing periodic reports to the Trust and regarding the Portfolio to third-party reporting services;
■	paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;
■	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;
■	paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolio;
■	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

■	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and the Portfolio;
■	paying expenses of training sales personnel regarding the Portfolio; and
■	providing other services and bearing other expenses for the benefit of the Portfolio, including activities primarily intended to result in the sale of shares of the Trust.
The 12b-1Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the 12b-1Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the 12b-1Plan. As required under Rule 12b-1, the 12b-1Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolio pursuant to the 12b-1Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Fees payable to PAD under the 12b-1Plan are accrued daily and paid bi-weekly.
The 12b-1Plan and any related agreement will continue in effect, with respect to the Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Board and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1Plan or such agreement, as applicable. In addition, the 12b-1Plan and any related agreement may be terminated at any time with respect to the Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of the Portfolio. The 12b-1Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to the Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of the Portfolio.
Because the Portfolio is new, it has not paid PAD any amounts pursuant to the 12b-1 Plan.
PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of Portfolio shares.
The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Manager” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Manager and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Trust, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
Unless prohibited by applicable law, such as the European Union’s Market in Financial Instruments Directive (“MiFID II”), when the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Trust and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
Under MiFID II, which became effective January 3, 2018, investment managers that are regulated under MiFID II, including certain investment managers, are no longer able to use soft dollars to pay for research from brokers. Investment managers that are regulated under MiFID II are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through “research payment accounts” that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II is expected to limit the ability of certain investment managers to pay for research using soft dollars in various circumstances. MiFID II’s research requirements present various compliance and operational considerations for investment managers and broker-dealers serving clients in both the United States and the European Union, and the Manager have adopted a variety of approaches to complying with the MiFID II requirements.
When the Manager deems the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The Portfolio participates in a voluntary commission recapture program available through Capital Institutional Services, Inc. (CAPIS). Subadvisers that choose to participate in the program retains the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio. Because the Portfolio had not commenced operations prior to the date of this SAI, no information concerning the brokerage commission paid by the Portfolio is included herein.
ADDITIONAL INFORMATION
TRUST HISTORY. The Trust is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST J.P. Morgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The investment manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes at a meeting held April 17, 1992. These changes included engagement of a new investment manager, engagement of a subadviser and election of new trustees. Subsequent to that meeting, the new trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of investment management agreements and subadvisory agreements between the investment managers and the Trust and the investment managers and each subadviser, respectively.
Effective as of May 1, 2007, the Trust changed its name from American Skandia Trust to Advanced Series Trust.
If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.
DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Trust is divided into 88 separate Portfolios, each offering one class of shares.
The Trust's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Trust matters, permits the Trust's Board to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.
No preemptive or conversion rights apply to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.
Generally, there will not be annual meetings of shareholders of any Portfolio of the Trust. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.
PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares or 25% or more of a Portfolio’s outstanding shares as of October 15, 2019. As of October 15, 2019, the Trustees and Officers of the Trust, as a group, owned less than 1% of each class of a Portfolio’s outstanding shares of beneficial interest of the Trust.
As of October 15, 2019, there were no outstanding shares of the Portfolio. As a result, as of the date of this SAI, no person owned beneficially more than 5% of any class of the Portfolio’s outstanding shares.
The Participating Insurance Companies are not obligated to continue to invest in shares of the Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.
FINANCIAL STATEMENTS
Because the Portfolio has not yet commenced operations, no financial information is available. When available, the Trust’s Annual and Semi-Annual Reports will be available upon request and without charge.

PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of underlying corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1⁄3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1⁄3% of its total assets to secure these borrowings. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If a Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging such as the risks that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by Wellington Management.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser(s) will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser(s) in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser(s) by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser(s) may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser(s) may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser(s) believe such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the subadviser(s) may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
CYBER SECURITY AND OPERATIONAL RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio and its service providers is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from a Portfolios’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolios invests, may cause significant disruptions in the business operations of the Portfolios. Potential impacts may include, but are not limited to, potential financial losses for the Portfolios and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolios, an inability of the Portfolios to calculate net asset value (NAV), and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Portfolio shareholders, cyber security failures by a Portfolio and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolios, and reputational damage. The Portfolios may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolios may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Portfolios and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolios cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which a Portfolios invests.
A Portfolio’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Portfolios’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.
DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as the risks associated with foreign investments.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. A Portfolio may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in the forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Portfolio would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Portfolio for hedging purposes may not correlate with the Portfolio’s investments which are intended to be hedged, which could impact Portfolio performance. A Portfolio may choose not to invest in derivative instruments because of their cost, limited availability or other reasons.
EXCHANGE-TRADED FUNDS. A Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, and typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.

FUND OF FUNDS. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■ To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.A Portfolio may incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Portfolio may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested.
INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Portfolio and its counterparties posting higher amounts for uncleared swaps.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser(s) to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be classified as illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets. This limitation does not apply to the AST Franklin Templeton K2 Global Absolute Return Portfolio.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when a Portfolio wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors in Derivatives”.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.
Such investments may be made on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.
With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

Each Portfolio, except for AST Franklin Templeton K2 Global Absolute Return Portfolio, AST FQ Absolute Return Currency Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Managed Alternatives Portfolio and AST Wellington Management Global Bond Portfolio has filed a notice of exemption from regulation as a “commodity pool,” and the Manager has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). In order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Based on the trading strategies for AST Franklin Templeton K2 Global Absolute Return Portfolio, AST FQ Absolute Return Currency Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Managed Alternatives Portfolio and AST Wellington Management Global Bond Portfolio, each shall be considered a “commodity pool” and the Manager shall be considered a “commodity pool operator” with respect to the Portfolio under the CEA. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Portfolios’ gross expenses.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar, or with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlements. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PIMCO and PGIM, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the current market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available, and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and prevailing market conditions. Since foreign currency exchange transactions usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks. In addition to the risks described in the Prospectus, the use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than Portfolios that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect securities prices and impair a Portfolio's ability to purchase or sell foreign securities, transfer a Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors, while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the

Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, a measure commonly referred to as “Brexit.” On March 29, 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU within two years after providing such notice, leading to an official date for Brexit of March 29, 2019. However, on March 29, 2019, the Parliament of the United Kingdom voted down a formal plan whereby the United Kingdom would withdraw from the EU without any agreements in place regarding future dealings between the governments of both parties, as well as their respective businesses. The EU has since granted the United Kingdom an extension to allow it to remain a member of the EU through October 31, 2019, subject to certain conditions (including the United Kingdom’s participation in European parliamentary elections in May 2019), to provide the United Kingdom additional time to further negotiate such agreements with the EU.
Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the global economy and on the value of a Portfolio’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which a Portfolio is prepared to transact; and/or changes in legal and regulatory regimes to which certain of a Portfolio’s assets are or become subject. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of a Portfolio’s assets or investments economically tied to the United Kingdom or the EU.
The effects of Brexit will depend, in part, on agreements the United Kingdom negotiates to retain access to EU markets, either during a transitional period or more permanently, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the United Kingdom and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of a Portfolio’s investments. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Portfolio, as there may be negative effects on the value and liquidity of the Portfolio’s investments and/or the Portfolio's ability to enter into certain transactions.

In addition, the Portfolios’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate (EURIBOR) and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Portfolio’s investments, performance or financial condition. Until then, the Portfolios may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.
In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Portfolios. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate, or any other changes or reforms to the determination or supervision of Reference Rates, could have an adverse impact on the market for, or value of any, securities or payments linked to those Reference Rates and other financial obligations held by a Portfolio, or on its overall financial condition or results of operations. In addition, any substitute Reference Rate, and any pricing adjustments imposed by a regulator or by counterparties or otherwise, may adversely affect a Portfolio’s performance and/or net asset value.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Investment Manager to administer the Trust’s liquidity risk management program and related procedures. The 15% limit is applied as of the date a Portfolio purchases an illiquid investment. It is possible that a Portfolio's holding of illiquid investments could exceed the 15% limit as a result of, for example, market developments or redemptions.

Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be classified as illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market includes, but is not necessarily limited to, any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. In addition, the subadviser has broad discretion to identify or determine those countries that it considers to qualify as emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in emerging markets may be more susceptible to the risks associated with foreign investments.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investments in Other Investment Companies.”
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions and other relevant market, trading and investment-specific considerations have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, investments may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
Risk of Investments in the People’s Republic of China (PRC). Certain Portfolios may invest in securities and instruments that are economically tied to the People’s Republic of China (PRC). The risks of investing in foreign securities and emerging market countries apply to investments economically tied to the PRC. In addition, investments economically tied to the PRC are subject to:

(i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small-market capitalization; (vii) less liquidity and limited accessibility by foreign investors; (viii) greater competition from regional economies; (ix) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for US dollars; (x) the relatively small size and absence of operating history of many Chinese companies; (xi) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xii) uncertainty and potential changes with respect to the rules and regulations of PRC market access programs through which such investments are made; (xiii) the commitment of the government of the PRC to continue with its economic reforms; and (xiv) the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, there is a lack of clarity in the laws and regulations of the PRC, and a lower level of regulation and enforcement activity in these securities markets relative to more developed international markets.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over, and involvement in, the economy. The PRC manages its currency at artificial levels relative to the US dollar, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the US dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency-denominated obligations and provision of preferential treatment to particular industries and/or companies. The PRC has historically been prone to natural disasters, such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events.
Risk of Investing through Stock Connect. China A-shares (“A-shares”) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor and Renminbi (“RMB”) Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Portfolios may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Portfolio from investing in A-shares on a timely basis, which could affect the Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.
Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-shares on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Portfolio as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Portfolio under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.
The Portfolio’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Portfolio. Hong Kong’s Investor Compensation Portfolio is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Portfolio is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Portfolio in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.
Stock Connect launched on November 17, 2014 and is in its initial stages. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of PRC and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted and the Portfolio’s ability to achieve its investment objective may be adversely affected. In addition, the Portfolio’s investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Risk of Investing through CIBM Direct. To the extent permissible by the relevant PRC regulations or authorities, certain Portfolios may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”), in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016, including the Announcement 2016 No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by the subadviser to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for such Portfolio. PBOC will exercise on-going supervision over the onshore settlement agent and the Portfolios’ trading activity under the CIBM Direct Rules and may take relevant administrative actions, such as suspension of trading and mandatory exit against a Portfolio and/or the subadviser in the event of any noncompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further clarification and/or changes, which may adversely affect the Portfolios’ ability to invest in the CIBM.
Risk of Investing Through Bond Connect. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with Portfolio investments in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entries with CCDC or SCH, and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce its rights as a bondholder, as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested, and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or other operational reasons. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred, other than through Bond Connect, in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case, they could be sold, but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to, or exit, its position and, therefore, may limit the Portfolio’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the the Securities and Exchange Commission (SEC) under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investment companies in which the Portfolio invests may not meet their investment objectives.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios, as well as the underlying investment vehicles.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
■	Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
■	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
■	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
LIQUIDATION OF PORTFOLIOS. Each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. Compliance with the various provisions of the amendments took effect over the course of 2015 and 2016. The new regulations impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.
“Retail” money market funds have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds are considered to be “institutional” money market funds. Retail and institutional money market funds are further classified by their investments. “Prime” money market funds are permitted to invest primarily in corporate or other non-government securities, “US government” money market funds are required to invest a very high percentage of their assets in US government securities and “municipal” money market funds are required to invest significantly in municipal securities.
Under the revised rule, institutional prime money market funds and institutional municipal money market funds are required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value is calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional US government money market funds are not subject to the floating net asset value requirement.

Under the revised rule, any type of money market fund is permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate is required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.
Under the revised rule, any type of money market fund (except for US government money market funds) is required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.
Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.
Pursuant to investment policy changes approved by the Board, effective September 12, 2016, the Government Money Market Portfolio (formerly known as the AST Money Market Portfolio) is managed as a US government money market fund under Rule 2a-7, which means that it invests at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities.  At the election of the Board, the Government Money Market Portfolio is not subject to a liquidity fee and/or a redemption gate on redemptions, which might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.  However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Portfolio to impose such fees and gates in the future.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Some mortgage-backed securities, including those issued by government agencies and government-sponsored enterprises, may be based on pools of loans that are originated by an affiliate of the Manager.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac under conservatorship and was appointed to manage their daily operations. In addition, the US Treasury entered into stock purchase agreements (SPAs) with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the US Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Portfolio to lose value.
MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple

(typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. While inverse floaters may expose a Portfolio to leverage risk, they do not constitute borrowings for purposes of a Portfolio's restrictions on borrowings. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
Private Investment in Public Equities (PIPEs) Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Portfolio may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. A Portfolio may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are restricted and cannot be immediately resold into the public markets. A Portfolio may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Portfolio to publicly resell its securities. However, the ability of a Portfolio to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Portfolio’s use of the resale registration statement, if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PGIM Investments pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed-upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of default, a Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US Government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. Goldman Sachs Bank USA d/b/a Goldman Sachs Agency Lending (GSAL) serves as securities lending agent for the Portfolio, and in that role administers the Portfolio’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Portfolio through lending securities.

A Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which a Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices(reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

US GOVERNMENT SECURITIES. Certain Portfolios may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Portfolios may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing each Portfolio's NAV, we will value each Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Trust’s Valuation Committee that occur between regularly scheduled Board meetings.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that the Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of the Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website. Each Portfolio’s complete holdings are disclosed to the SEC monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Portfolios’ fiscal quarter. In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Trust may also release, at a sleeve level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted to the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust's shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PGIM Investments' law department.
5. Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Department to arrange the release of Portfolio holdings information.
6. PGIM Investments’ Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:

1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services, Inc. (ISS), Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
■	Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified in the Trust's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
■	Full holdings on a daily basis to Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
■	Full holdings to each Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis;
■	Full holdings to a Portfolio’s counsel on an as-needed basis;
■	Full holdings to a Portfolio’s independent board members on an as-needed basis; and
■	Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
■	Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
■	Full holdings on a daily basis to IHS Markit, Bloomberg BVAL, ICE Data Services (InterContinental Exchange), Refinitiv (formerly known as Thompson Reuters), and J.P. Morgan Pricing Direct (securities valuation service providers) at the end of each day;
■	Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available; and
■	Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust’s Chief Compliance Officer and PGIM Investments' Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board has approved PGIM Investments’ Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PGIM Investments’ Law Department on an annual basis.

In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
PROXY VOTING
The Board has delegated to the Trust's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.
The Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.
The Manager and the Board expect that the subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.
APPENDIX I: DESCRIPTION OF BOND RATINGS
S&P Global Ratings (S& P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on Portfolios employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.
FITCH, INC.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.
APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
DIMENSIONAL FUND ADVISORS LP AND ITS SUBSIDIARIES
Proxy Voting Policies and Procedures
Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”), Dimensional Japan Ltd. (“DFAJ”) and Dimensional Ireland Limited (“DIL”) (Dimensional, DFAL, DFAA, DFAP, DFAJ and DIL are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
The Advisors may take social concerns into account when voting proxies for socially screened portfolios and accounts and may take environmental concerns into account when voting proxies for sustainability screened portfolios and accounts, as further described in the Guidelines. The Advisors may also take social or environmental concerns into account when voting proxies for other portfolios and accounts that do not have social or sustainability screens if the Advisors believe that a social or environmental issue may have material economic ramifications for shareholders, also as further described in the Guidelines.
The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients.  Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.2 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
[1]	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).
[2]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.
Exhibit A

Proxy Voting Guidelines
General Approach to Corporate Governance and Proxy Voting
When voting proxies, Dimensional seeks to act in the interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any social and sustainability guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis.
We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.
This document outlines Dimensional's global approach to key proxy voting issues and highlights particular considerations in specific markets.
Global Evaluation Framework
Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. There are problematic audit-related practices;
2. There are problematic compensation practices or persistent pay for performance misalignment;
3. There are problematic anti-takeover provisions;
4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5. The board has failed to adequately respond to shareholder concerns;
6. The board has demonstrated a lack of accountability to shareholders.
Dimensional also considers the following when voting on directors:
1. Board independence
2. Director attendance
3. Director capacity to serve
4. Board composition
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.
Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.
Anti-Takeover Provisions

We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment of management and reduced accountability at the board level.
Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related party transactions should be minimized. When such transactions are determined to be fair to the company and its shareholders in accordance with the portfolio company’s policies and governing law, should be thoroughly disclosed in public filings.
Equity Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company's historical use of equity, and the particular plan features.
Executive Compensation
Dimensional supports compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such compensation.
Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Director Compensation
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.
Mergers & Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.
Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.
Capitalization
Dimensional will vote case-by-case on proposals related to share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.
Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.
Shareholder Proposals
When evaluating shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Dimensional’s Approach to Environmental and Social Issues
Dimensional believes that portfolio company boards are best positioned to address environmental & social (E&S) issues within their duties. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may support shareholder proposals and may also vote against or withhold voting from directors individually, committee members, or the entire board.
For sustainability-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain environmental issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from environmental issues.
For socially-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain social issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from social issues.
Proxy Voting Principles for the United States
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;
4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;
6. Lack of accountability to shareholders.
Dimensional also considers the following when voting on directors at portfolio companies:
Director attendance - Board members should attend at least 75% of meetings.
Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.
Classified Boards
We believe that shareholders should be given the right to vote on the entire slate of directors on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.
Dimensional will generally support proposals to declassify existing boards at portfolio companies, and will oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

CEO/Chair
Dimensional believes that the portfolio company boards are best placed to determine whether the separation of roles is appropriate and will generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.
However, at portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.
Board Size
Dimensional generally believes that portfolio company boards are best positioned to determine an appropriate size, and therefore will generally defer to the board in setting its size. However, Dimensional will oppose proposals to alter board structure or size in the context of a fight for control of the company or the board.
Age/Term Limits
Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.
That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy.
Poison Pills
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors that put a pill in place without first obtaining shareholder approval. Votes against directors may extend beyond the company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.
For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.
Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.
Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.
Majority Voting
For the election of directors, companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.
Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections. The majority vote standard should be accompanied by a director resignation policy to address failed elections.
To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.
Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will vote against proposals seeking to implement a supermajority vote requirement and for proposals seeking the adoption of a majority vote standard.
Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.
Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.
Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.
Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a company’s bylaws. Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.
Exclusive Forum
Dimensional is generally supportive of management proposals to adopt an exclusive forum for shareholder litigation.
Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
In addition to voting against the ratification of the auditors, Dimensional may also vote against Audit Committee members in instances of fraud, material weakness, or significant financial restatements.
Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the company's historical use of equity, and the particular plan features.
Dimensional will typically vote against plans that have features that have a negative impact on shareholders. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, and the ability to reprice shares without shareholder approval.
Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment.
Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.
Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Certain practices, such as:
■	multi-year guaranteed bonuses
■	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
■	single, or the same, metrics used for both short-term and long-term executive compensation plans
■	may encourage excessive risk-taking by executives and are generally opposed by Dimensional.
At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against members of the compensation committee if these concerns have not been addressed.
Frequency of Say on Pay
Executive compensation in the United States in typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).
Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.
If there are serious concerns about a company's compensation plan in a year where the plan is not on the ballot, Dimensional may vote against members of the Compensation Committee.
Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives.
Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.
Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.
Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).
Remuneration of Directors
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.
Mergers and Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.
Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.
Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights.
Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.
Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.
Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.
Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers.
To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.
Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.
Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.
Dimensional will vote against directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Implementation of a dual-class structure prior to or in connection with an IPO may not per se warrant a vote against directors but will be considered on a case-by-case basis.
Shareholder Proposals
When evaluating shareholder proposals, including proposals on environmental and social issues, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.
Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)
Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.
United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.
France

All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding those appointed pursuant to French law) should be independent.
Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees.
Dimensional prefers the role of chairman and CEO to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.
Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.
Germany
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding employee-elected representatives) should be independent.
Absent exceptional circumstances, Dimensional expects the role of chairman and CEO to be separated and will vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.
Switzerland
For all companies, boards should be at least one-third independent; for non-controlled companies, at least half of board members should be independent.
Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees. Additionally, Dimensional expects these committees to be majority independent and will vote against non-independent nominees if their election would result in the committee being less than majority independent.
Dimensional expects the role of chairman and CEO to be separated and will generally vote against the election of a director to serve in a combined role.
South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.
Proxy Voting Principles for Australia
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.
Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will vote against executive directors, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.
CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.
Dimensional may vote against audit committee members if there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.
Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.
Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the company's history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third-parties.
Dimensional may vote against plans that do not include limitations on the company's ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.
Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company's constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.
Non-Executive Director Compensation
Dimensional will support non-executive director remuneration that is reasonable in both size and composition relative to industry and market norms.
Dimensional will vote against components of non-executive director remuneration that are likely to impair a director's independence, such as options or performance-based remuneration.
Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.
Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.
Proxy Voting Principles for Japan
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent.
At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent.
At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors should be independent outsiders.
Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.
When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.
Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.
When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.
Dimensional will vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans exceeds 5 percent for mature companies or 10 percent for growth companies.
Dimensional will vote against stock plans if upper limit of options that can be issued per year is not disclosed.
For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.
Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the company's overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company's balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.
Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.
For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.
Shareholder Rights Plans
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.
Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.
Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.
Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the company with less than 30 percent of the proposed authorized capital outstanding.
For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.
Dimensional will not support requests for increases that will be used as an anti-takeover device.
Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company's articles to expand the company's business activities.

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(a)(2) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(c) None
(d)(1)(a) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.) and Prudential Investments LLC (now known as PGIM Investments LLC) for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(1)(b) Amendment to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(1)(b)(1) Amendment to Investment Management Agreement, dated February 1, 2019. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(1)(b)(2) Amendment to Investment Management Agreement, dated April 29, 2019, among the Registrant, PGIM Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(1)(c) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(1)(d) Contractual investment management fee waivers and/or contractual expense caps for the AST Advanced Strategies Portfolio, the AST Goldman Sachs Multi-Asset Portfolio and the AST RCM World Trends Portfolio (now known as the AST AllianzGI World Trends Portfolio). Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(1)(e) Contractual investment management fee waivers and/or contractual expense caps for the AST T. Rowe Price Large-Cap Value Portfolio and the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.

(d)(1)(f) Contractual investment management fee waivers and/or contractual expense caps for the AST International Growth Portfolio and the AST Hotchkis & Wiley Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(1)(g) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(1)(h) Contractual investment management fee waivers and/or contractual expense caps for AST Advanced Strategies Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Growth Opportunities Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio and AST T. Rowe Price Natural Resources Portfolio. Filed herewith.
(d)(2)(a) Investment Management Agreement among the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(2)(a)(1) Amendment to Investment Management Agreement, among the Registrant and PGIM Investments LLC. Filed herewith.
(d)(2)(b) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(2)(c) Contractual investment management fee waiver and/or contractual expense cap for the AST Bond Portfolio 2030. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(2)(d) Contractual investment management fee waiver and/or contractual expense caps for the AST BlackRock 60/40 Target Allocation ETF Portfolio and the AST BlackRock 80/20 Target Allocation ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(2)(e) Contractual investment management fee waivers and/or contractual expense caps for the AST T. Rowe Price Diversified Real Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(2)(f) Contractual investment management fee waivers and/or contractual expense caps for the AST BlackRock Corporate Bond Portfolio, the AST PIMCO Corporate Bond Portfolio, the AST Prudential Corporate Bond Portfolio, the AST T. Rowe Price Corporate Bond Portfolio and the AST Western Asset Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(2)(g) Contractual investment management fee waivers and/or contractual expense cap for the AST Dimensional Global Core Allocation Portfolio. Filed herewith.
(d)(2)(h) Contractual investment management fee waivers and/or contractual expense cap for the AST T. Rowe Price Diversified Real Growth Portfolio. Filed herewith.
(d)(2)(i) Contractual investment management fee waivers and/or contractual expense cap AST Bond Portfolio 2031. To be filed by subsequent amendment.

(d)(3) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Government Money Market Portfolio (formerly AST Money Market Portfolio). Filed as an exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(d)(4)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(4)(b) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2020. Filed as an exhibit to Post-Effective Amendment No. 73 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.
(d)(4)(c) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2021.  Filed as an exhibit to Post-Effective Amendment No. 78 to Registration Statement, which Amendment was filed via EDGAR on December 28, 2009, and is incorporated herein by reference.
(d)(4)(d) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2022.  Filed as an exhibit to Post-Effective Amendment No. 83 to Registration Statement, which Amendment was filed via EDGAR on December 22, 2010, and is incorporated herein by reference.
(d)(4)(e) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Prudential Core Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 90 to Registration Statement, which Amendment was filed via EDGAR on October 5, 2011, and is incorporated herein by reference.
(d)(4)(f) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2023. Filed as an exhibit to Post-Effective Amendment No. 93 to the Registration Statement, which Amendment was filed via EDGAR on December 23, 2011, and is incorporated herein by reference.
(d)(4)(g) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2024. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(d)(4)(h) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2025.  Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(d)(5)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(5)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.
(d)(6) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
(d)(7) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and William Blair & Company LLC for the AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(8)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(8)(b) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(8)(c) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(9)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and WEDGE Capital Management, L.L.P. for the AST Mid-Cap Value Portfolio (now known as the AST WEDGE Capital Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(9)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and WEDGE Capital Management, L.L.P. for the AST Mid-Cap Value Portfolio (now known as the AST WEDGE Capital Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.
(d)(10) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and J. P. Morgan Investment Management, Inc. for the AST J.P. Morgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(11)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly the AST Large-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(11)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(12)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(12)(b) Amendment to Subadvisory Agreement, by and among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(13)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(13)(b) Amendment to the Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(14)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman/LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(14)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman /LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(14)(c) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for each of the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman /LSV Mid-Cap Value Portfolio) and the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.

(d)(14)(d) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Neuberger Berman Investment Advisers LLC for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(15) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and UBS Asset Management (Americas) Inc. for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.
(d)(16) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(17)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(17)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(18) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Victory Capital Management Inc. for the AST Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(19) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Massachusetts Financial Services Company for the AST Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(20) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Lee Munder Investments, Ltd. (now known as LMCG Investments, LLC) for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(21) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(22)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(22)(b) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(22)(c) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(23) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(24)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(24)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(24)(c) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(25)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(25)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(26) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Quantitative Management Associates, LLC (now known as QMA LLC), Prudential Investment Management, Inc. (now known as PGIM, Inc.), and Jennison Associates, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(27) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Quantitative Management Associates LLC (now known as QMA LLC), Jennison Associates LLC, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Balanced Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(d)(28) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Quantitative Management Associates LLC (now known as QMA LLC), Jennison Associates LLC, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Capital Growth Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(29) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Quantitative Management Associates LLC (now known as QMA LLC), Jennison Associates LLC, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Preservation Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(29)(a) Amendment to Subadvisory Agreements among AST Investments Services, Inc. Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management LLC (now known as QMA LLC, for the AST Capital Growth Allocation Portfolio, AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(30)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Strategic Opportunities Portfolio (formerly the AST UBS Dynamic Alpha Portfolio). Filed as an exhibit to Post-Effective Amendment No. 81 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2010, and is incorporated herein by reference.
(d)(30)(b) Amendment to Subadvisory Agreement dated October 1, 2015 among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Strategic Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(d)(31)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(31)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(31)(c) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(32) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Western Asset Management Company Limited for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(33) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Western Asset Management Company (now known as Western Asset Management Company, LLC) for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(34) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited, and Cohen & Steers Asia Limited, for the AST Global Real Estate Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(35) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Parametric Portfolio Associates LLC for the AST Parametric Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(36) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as QMA LLC) for the AST QMA US Equity Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(37) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman / LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(38) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and each of Prudential Investment Management, Inc. (now known as PGIM, Inc.), Jennison Associates LLC, Prudential Bache Asset Management, and Quantitative Management Associates LLC (now known as QMA LLC) for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(39) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(40) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and AlphaSimplex, LLC Group for the AST Academic Strategies Asset Allocation Portfolio Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(41)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(41)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.

(d)(42) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Jennison Associates LLC for the AST Jennison Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 76 to Registration Statement, which Amendment was filed via EDGAR on September 10, 2009, and is incorporated herein by reference.
(d)(43) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Quantitative Management Associates LLC (now known as QMA LLC) for the AST Quantitative Modeling Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(44)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Wellington Management Company LLP for the AST Wellington Management Hedged Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(44)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Wellington Management Company LLP for the AST Wellington Management Hedged Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(45) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Massachusetts Financial Services Company for the AST MFS Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(46) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Emerald Mutual Fund Advisers Trust for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(47) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Jennison Associates LLC, for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(48) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and CoreCommodity Management LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(49) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Global Thematic Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, as is incorporated herein by reference.
(d)(50) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Western Asset Management Company (now known as Western Asset Management Company, LLC) for the AST Western Asset Emerging Markets Debt Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(51) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Western Asset Management Company Limited for the AST Western Asset Emerging Market Debts Portfolio. Filed as an exhibit to Post-Effective Amendment No.103 to Registration Statement which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.

(d)(52) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(53) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Western Asset Management Company (now known as Western Asset Management Company, LLC) for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(54) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Western Asset Management Company Limited for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(55)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and ClearBridge Investments, LLC for the AST ClearBridge Dividend Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(d)(55)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and ClearBridge Investments, LLC for the AST ClearBridge Dividend Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(56) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and AQR Capital Management, LLC for the AST AQR Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(d)(57)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Long Duration Bond Portfolio (now known as AST Multi-Sector Fixed Income Portfolio). Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013 and is incorporated herein by reference.
(d)(57)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments and PGIM, Inc. for the AST Multi-Sector Fixed Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(58)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Multi-Asset Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(58)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Multi-Asset Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.

(d)(59)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Allianz Global Investors U.S. LLC for the AST RCM World Trends Portfolio (now known as the AST AllianzGI World Trends Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(59)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Allianz Global Investors U.S. LLC for the AST RCM World Trends Portfolio (now known as the AST AllianzGI World Trends Portfolio). Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(60) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Prudential Investment Management, Inc. (now known as PGIM, Inc.) and Quantitative Management Associates LLC for the Prudential Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(61) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Franklin Advisers, Inc. for the AST Templeton Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(62) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and AQR Capital Management, LLC for the AST AQR Large-Cap Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(63) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as QMA LLC) for the AST QMA Large-Cap Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(64) Amended and Restated Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., T. Rowe Price International Ltd., T. Rowe Price International Ltd, Tokyo (now known as T. Rowe Price Japan, Inc.) and T. Rowe Price Hong Kong Limited for the AST T. Rowe Price Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(65) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and First Quadrant, L.P. for the AST FQ Absolute Return Currency Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(66) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), K2/D&S management Co., LLC, Templeton Global Advisers Limited and Franklin Advisers, Inc. for the AST Franklin Templeton K2 Global Absolute Return Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(67) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Global Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.

(d)(68) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Pacific Investment Management Company, LLC for the AST PIMCO Dynamic Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(69) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Jennison Associates, LLC for the AST Jennison Global Infrastructure Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(70) Amended and Restated Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Legg Mason Global Asset Allocation, LLC (now known as QS Legg Mason Global Asset Allocation, LLC), Batterymarch Financial Management, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC, Western Asset Management Company (now known as Western Asset Management Company, LLC) and Western Asset Management Company Limited for the AST Legg Mason Diversified Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(71) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates, LLC (now known as QMA LLC) for the AST Managed Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(72) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates, LLC (now known as QMA LLC) for the AST Managed Fixed Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(73) Subadvisory Agreement among Prudential Investments LLC (now known as PGIM Investments LLC), Quantitative Management Associates, LLC, Jennison Associates, LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Prudential Flexible Multi-Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(74) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price International Ltd. – Tokyo (now known as T. Rowe Price Japan, Inc.) and T. Rowe Price Hong Kong Limited for the AST T. Rowe Price Diversified Real Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(75)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Pyramis Global Advisors, LLC (now known as FIAM LLC) for the AST Fidelity Institutional AM® Quantitative Portfolio (formerly, AST FI Pyramis Quantitative Portfolio). Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(75)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and FIAM LLC for the AST Fidelity Institutional AM® Quantitative Portfolio (formerly, AST FI Pyramis Quantitative Portfolio). Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.

(d)(76) Subadvisory Agreement between AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Lazard Asset Management LLC for the AST International Value Portfolio. Filed as an exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on December 2, 2014, and is incorporated herein by reference.
(d)(77) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for AST Bond Portfolio 2026. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(d)(78) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates, LLC (now known as QMA LLC) for AST QMA International Core Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(d)(79) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and Loomis, Sayles & Company, L.P. for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(80) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock Financial Management, Inc. for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(81) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock International Limited for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(82) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock (Singapore) Limited for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(83)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and BlackRock Financial Management, Inc. for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(83)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(84)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and BlackRock International Limited for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(84)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and BlackRock International Limited for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.

(d)(85) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and Victory Capital Management Inc. for the AST Small-Cap Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(86) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and Wellington Management Company LLP for the AST Small-Cap Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(87) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and AllianceBernstein L.P. for the AST AB Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(88) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and BlackRock Financial Management, Inc. for the AST BlackRock Low Duration Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(89) (a) Consent to Assumption of Subadvisory Agreement between PGIM Investments and Goldman Sachs Asset Management International and Assumption of Subadvisory Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International; and Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Goldman Sachs Asset Management International for the AST Goldman Sachs Global Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(89)(b) Intercompany Investment Management Agreement (Sub-Subadvisory Agreement) between Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International for the AST Goldman Sachs Global Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(90) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for the AST Neuberger Berman Long/Short Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(91) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Wellington Management Company LLP for the AST Wellington Management Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(92) Sub-subadvisory Agreement dated November 23, 2015 between Prudential Investment Management, Inc. (now known as PGIM, Inc.) and Pramerica Investment Management Limited (now known as PGIM Limited) for the AST Prudential Core Bond Portfolio, AST Prudential Growth Allocation Portfolio, AST Advanced Strategies Portfolio, AST High Yield Portfolio and AST Prudential Flexible Multi-Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(d)(93) Subadvisory Agreement dated November 30, 2015 between Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.

(d)(94)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Large-Cap Value Portfolio (formerly, AST Value Equity Portfolio). Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(94)(b) Amendment to Subadvisory Agreement between PGIM Investments and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(95) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and PGIM, Inc. for the AST Bond Portfolio 2028. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(96) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, and Morgan Stanley Investment Management Inc. for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(97)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), AQR Capital Management, LLC and CNH Partners, LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(97)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), AQR Capital Management, LLC and CNH Partners, LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(98) Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc. for the AST Bond Portfolio 2029. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(99) Subadvisory Agreement between PGIM Investments LLC and Capital International, Inc. for the AST American Funds Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(d)(100) Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc. for the AST Bond Portfolio 2030. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(101) Subadvisory Agreement between PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock 60/40 Target Allocation ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(102) Subadvisory Agreement between PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock 80/20 Target Allocation ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.

(d)(103) Subadvisory Agreement between PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(104) Subadvisory Agreement between PGIM Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(105) Subadvisory Agreement between PGIM Investments LLC, PGIM, Inc. and PGIM Limited for the AST Prudential Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(106) Subadvisory Agreement between PGIM Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(107) Subadvisory Agreement between PGIM Investments LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte. Ltd. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(108) Subadvisory Agreement between PGIM Investments LLC and Dimensional Fund Advisors LP for the AST Dimensional Global Core Allocation Portfolio. Filed herewith.
(d)(109) Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc. for the AST Bond Portfolio 2031. To be filed by subsequent amendment.
(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(e)(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.
(e)(3) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed herewith.
(f) None.
(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(g)(2)(a) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund filed via EDGAR on July 1, 2005 (File No. 33-10649).
(g)(2)(b) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed herewith.

(g)(3)(a) Accounting and Services Agreement among the Registrant and BNY Mellon Investment Servicing (US) Inc. for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(g)(3)(b) Addition of AST Bond Portfolio 2029 to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(g)(3)(c) Addition of AST American Funds Growth Allocation Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(g)(3)(d) Addition of AST Bond Portfolio 2030, AST BlackRock 60/40 Target Allocation ETF Portfolio and AST BlackRock 80/20 Target Allocation ETF Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(g)(3)(e) Addition of AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(g)(3)(f) Addition of AST Dimensional Global Core Allocation Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed herewith.
(g)(3)(g) Addition of AST Bond Portfolio 2031 to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). To be filed by subsequent amendment.
(h)(1)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 2007 (File No. 33-10649).
(h)(1)(b) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed herewith.
(h)(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.
(h)(3)(a) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h)(3)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(4)(a) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(4)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(5)(a) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(5)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(6) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(h)(7) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(8) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(i)(1) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(i)(2) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 95 to the Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(i)(3) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 103 to the Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, and is incorporated herein by reference.
(i)(4) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(i)(5) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(i)(6) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(i)(7) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(i)(8) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(i)(9) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(i)(10) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(i)(11) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(i)(13) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(i)(14) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(i)(15) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(i)(16) Consent of Counsel for the Registrant. Filed herewith.
(j) Consent of Independent Registered Public Accounting Firm. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(k) None.

(l) Certificate re: initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(m)(1) Shareholder Services and Distribution Plan. Filed herewith.
(m)(2) Shareholder Services and Distribution Fee (12b-1 Fee) contractual waiver for the following Portfolios of the Registrant: AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, and AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.
(m)(3) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(m)(4) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2028. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(m)(5) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2029. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(m)(6) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2030. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(m)(7) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2031. To be filed by subsequent amendment.
(n) None.
(o) None.
(p)(1) Code of Ethics of the Registrant. Filed as an exhibit to Prudential Investment Portfolios, Inc. 14 Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (file No. 002-82976), which was filed via EDGAR on June 21, 2016, and is incorporated herein by reference.
(p)(2) Investment Adviser Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, QMA LLC, and PGIM Fixed Income, dated January 2018. Filed as an exhibit to The Prudential Series Fund Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A (file No. 002-80896), which was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(3) Code of Ethics of Cohen & Steers Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(4) Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.
(p)(5) Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(p)(6) Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(p)(7) Code of Ethics of Massachusetts Financial Services Company dated February 1, 2019. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(p)(8) Code of Ethics of Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC). Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(9) Code of Ethics of Pacific Investment Management Company LLC. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(10) Code of Ethics of T. Rowe Price Associates, Inc dated September 1, 2018. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(11) Code of Ethics of LSV Asset Management dated October 17, 2016, as amended November 11, 2016. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(p)(12) Code of Ethics of Lee Munder Investments, Ltd. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(p)(13) Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(14) Code of Ethics of ClearBridge Advisors, LLC. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(15) Code of Ethics of Western Asset Management Company, LLC and Western Asset Management Company Limited. Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(16) Code of Ethics of Parametric Portfolio Associates LLC dated January 30, 2019. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(p)(17) Code of Ethics of WEDGE Capital Management LLP. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(18) Code of Ethics of AlphaSimplex Group, LLC. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(p)(19) Code of Ethics of First Quadrant, L.P. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.

(p)(20) Code of Ethics of Pyramis Global Advisors, LLC (now known as FIAM LLC). Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(21) Code of Ethics of Brown Advisory, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(22) Code of Ethics of Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited dated December 31, 2018. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(23) Code of Ethics of Emerald Advisers Inc. and Emerald Mutual Fund Advisers Trust. Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement of The Target Portfolio Trust on Form N-1A (File No. 33-50476) filed via EDGAR on February 23, 2012.
(p)(24) Code of Ethics of Jefferies Group Inc. (now CoreCommodity Management, LLC). Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(25) Code of Ethics of AQR Capital Management, LLC. Filed herewith.
(p)(26) Code of Ethics of BlackRock, Inc. and its subsidiaries dated May 8, 2017. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(27) Code of Ethics of Brandywine Global Investment Management, LLC. Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(28) Code of Ethics of QS Investors. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(29) Code of Ethics of Wellington Management Company LLP. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(30) Code of Ethics of Victory Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(p)(31) Code of Ethics of Lazard Asset Management LLC. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(32) Code of Ethics of Loomis, Sayles & Company, L.P. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(p)(33) Code of Ethics of AllianceBernstein L.P. Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.

(p)(34) Code of Ethics of Morgan Stanley Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(35) Code of Ethics of Allianz Global Investors U.S. Holdings and its subsidiaries dated April 1, 2013, amended December 12, 2016. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(p)(36) Code of Ethics of UBS Asset Management (Americas) Inc. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(p)(37) Code of Ethics of Jennison Associates LLC dated November 26, 2018. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(38) Code of Ethics of Capital Group. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(p)(39) Code of Ethics of Dimensional Fund Advisors. Filed herewith.
Item 29. Persons Controlled by or under Common Control with the Registrant.
Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by Prudential Annuities Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”
Item 30. Indemnification.
Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:
The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.
The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.
With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each Investment Management Agreement filed herewith or incorporated by reference herein.
With respect to the Subadvisers indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Subadviser and its affiliated and controlling persons, reference is made to Section 14 of each Subadvisory Agreement filed herewith or incorporated by reference herein.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and other Connections of the Investment Adviser.
AST Investment Services, Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and PGIM Investments LLC (“PGIM Investments”), 655 Broad Street, Newark, New Jersey 07102, serve as the co-investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PGIM Investments is included in PGIM Investments’ Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.
Item 32. Principal Underwriters.
(a) Prudential Annuities Distributors, Inc. (PAD), One Corporate Drive, Shelton, Connecticut 06484 serves as the principal underwriter and distributor for shares of each Portfolio of Advanced Series Trust.  PAD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA). The shares of each Portfolio of Advanced Series Trust are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.
(b) The following table sets forth certain information regarding the directors and officers of PAD.
Name and Principal Business Address	Positions and Offices with Underwriter
James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director

Name and Principal Business Address	Positions and Offices with Underwriter
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb 3 Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Douglas S. Morrin One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-2917	AML Officer
Karen L. Stockla One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), 225 Liberty Street, New York, New York 10286, PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, the Registrant, 655 Broad Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102.
Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at 655 Broad Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the caption “How the Trust is Managed ” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 35. Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 16th day of October, 2019.
ADVANCED SERIES TRUST
Timothy S. Cronin*

Timothy S. Cronin
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
Timothy S. Cronin* Timothy S. Cronin	President and Principal Executive Officer
Susan Davenport Austin* Susan Davenport Austin	Trustee
Sherry S. Barrat* Sherry S. Barrat	Trustee
Kay Ryan Booth* Kay Ryan Booth	Trustee
Stephen M. Chipman* Stephen M. Chipman	Trustee
Robert F. Gunia* Robert F. Gunia	Trustee
Thomas T. Mooney * Thomas T. Mooney	Trustee
Thomas M. O’Brien* Thomas M. O’Brien	Trustee
Jessica Bibliowicz* Jessica Bibliowicz	Trustee
Christian J. Kelly* Christian J. Kelly	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Melissa Gonzalez Melissa Gonzalez	Attorney-in-Fact	October 16, 2019

POWER OF ATTORNEY
The undersigned, Susan Davenport Austin, Sherry S. Barrat, Jessica M. Bibliowicz, Kay Ryan Booth, Stephen M. Chipman, Timothy S. Cronin, Robert F. Gunia, Thomas T. Mooney, Thomas M. O’Brien and Christian J. Kelly, as directors/trustees and/or officers of each of the registered investment companies listed in Appendix A hereto hereby authorize Andrew French, Claudia DiGiacomo, Kathleen DeNicholas, Raymond A. O’Hara, Jonathan D. Shain and Melissa Gonzalez, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Jessica M. Bibliowicz Jessica M. Bibliowicz
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Stephen M. Chipman Stephen M. Chipman
/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Robert F. Gunia Robert F. Gunia
/s/ Thomas T. Mooney Thomas T. Mooney
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ Christian J. Kelly Christian J. Kelly

Dated: March 13, 2019

Appendix A
Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Advanced Series Trust
Exhibit Index
Item 28 Exhibit No.	Description
(d)(1)(h)	Contractual investment management fee waivers and/or contractual expense caps for AST Advanced Strategies Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Growth Opportunities Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio and AST T. Rowe Price Natural Resources Portfolio.
(d)(2)(a)(1)	Amendment to Investment Management Agreement, among the Registrant and PGIM Investments LLC.
(d)(2)(g)	Contractual investment management fee waivers and/or contractual expense cap for the AST Dimensional Global Core Allocation Portfolio.
(d)(2)(h)	Contractual investment management fee waivers and/or contractual expense cap for the AST T. Rowe Price Diversified Real Growth Portfolio.
(d)(108)	Subadvisory Agreement between PGIM Investments LLC and Dimensional Fund Advisors LP for the AST Dimensional Global Core Allocation Portfolio.
(e)(3)	Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant.
(g)(2)(b)	Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon.
(g)(3)(f)	Addition of AST Dimensional Global Core Allocation Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.).
(h)(1)(b)	Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.
(i)(16)	Consent of Counsel for the Registrant.
(m)(1)	Shareholder Services and Distribution Plan.
(p)(25)	Code of Ethics of AQR Capital Management, LLC.
(p)(39)	Code of Ethics of Dimensional Fund Advisors.